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                                                                    EXHIBIT 10.3

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


        THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("AMENDMENT") is entered into to be effective as of the 19th day of July, 2004, by and between HIPPO PROPERTIES LLC, a Delaware limited liability company ("SELLER"), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company ("PURCHASER"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (defined below).

                              W I T N E S S E T H:

        WHEREAS, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of April 30, 2004, as amended by that certain First Amendment to Purchase and Sale Agreement dated May 20, 2004 (collectively, the "PURCHASE AGREEMENT"), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase the Property described therein.

        WHEREAS, Seller and Purchaser now desire to amend the Purchase Agreement in certain respects, as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. EXTENSION OF CLOSING DATE. Seller and Purchaser agree that the Date of Closing shall be August 9, 2004; provided, however, that Purchaser may elect to have Closing occur prior to August 9, 2004, by sending written notice to Seller designating an earlier Date of Closing at least two (2) business days before such designated earlier Date of Closing.

        2. ADDITIONAL DEPOSIT. No later than July 23, 2004, Purchaser shall deliver to the Title Company an addition to the Deposit in the amount of Two Million Dollars ($2,000,000). After such funds are delivered to the Title Company, the amount of the Deposit will be Four Million Seven Hundred Thousand Dollars ($4,700,000)(plus accrued interest).

        3. EFFECT OF AMENDMENT. This Amendment modifies and amends the Purchase Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Purchase Agreement. The Purchase Agreement, as amended by this Amendment, remains in full force and effect.

        4. COUNTERPARTS. To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original. All such fully executed original counterparts will collectively constitute a single agreement.

        5. FACSIMILE SIGNATURES. In order to expedite the transaction contemplated herein, telecopied or facsimile signatures may be used in place of original signatures on this Amendment. Seller and Purchaser intend to be bound by the signatures on the telecopied

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document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective the date and year first above written.

                                    SELLER:

                                    HIPPO PROPERTIES LLC,
                                    a Delaware limited liability company

                                    By: Hippo Ventures LLC, Manager

                                        By: Hippo Management LLC, Manager

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                    PURCHASER:

                                    HARVARD PROPERTY TRUST, LLC,
                                    a Delaware limited liability company


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________





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